Exhibit 99.1

Armada Acquisition Corp. I Closes Business Combination with

Rezolve AI Limited

Rezolve AI common shares and warrants to begin trading on the Nasdaq on Aug. 16, 2024 under the ticker symbols “RZLV” and “RZLVW”, respectively

Philadelphia — Aug. 15, 2024 — Armada Acquisition Corp. I, (Nasdaq: AACI) a publicly traded special purpose acquisition company (“Armada”), announced today the closing of its previously announced business combination with Rezolve AI Limited, a leading provider of AI-driven engagement platforms for retail and commerce. Armada stockholders approved the transaction at Armada’s special meeting held on August 1, 2024. Rezolve plans to grow a strategic market base and expand its position as a global provider of a SAAS based, generative AI powered sales engine that is designed to help retailers improve search, advice and revenue generation.

The combined company will operate as “Rezolve AI Limited”, and its common shares and warrants are expected to begin trading on the Nasdaq Stock Market (“Nasdaq”) under the ticker symbols “RZLV” and “RZLVW”, respectively, on August 16, 2024.

Rezolve’s management team, led by Chairman and CEO Daniel Wagner, CEO, Technology and Product Sauvik Banerjjee, CTO Dr Salman Ahmed and CFO Richard Burchill, will continue to lead the public company following the Business Combination.

“Armada identified what we believe to be a company capable of transforming digital retail engagement using its proprietary generative AI powered sales engine, and we’re committed to helping Rezolve grow to deliver next level performance for customers and value to shareholders,” said Stephen Herbert, chairman and CEO of Armada Acquisition Corp. I.

“The Rezolve team, Armada, and Armada’s advisors and professionals worked tirelessly to close this important transaction which represents a significant milestone for Armada,” said Douglas M. Lurio, President and Director of Armada.

Additional information about the completed Business Combination will be provided in a Current Report on Form 8-K to be filed by Armada and a Form 6-K to be filed by Rezolve with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, and Northland Capital Markets are serving as financial advisors and lead capital markets advisors to Armada Acquisition Corp. I. DLA Piper LLP (US) is serving as legal counsel for Armada Acquisition Corp. I. Marcum LLP is serving as auditor for Armada Acquisition Corp. I. Bishop IR is serving as investor relations advisor on the transaction.

About Armada Acquisition Corp. I

Armada is a special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Armada was founded on November 5, 2020 and is headquartered in Philadelphia, PA.

About Rezolve AI Limited

Rezolve AI is a leader in the mobile commerce industry with our cutting-edge engagement platform powered by artificial intelligence and machine learning. By enabling retailers, brands, and manufacturers to create dynamic connections with consumers across mobile and desktop devices, we redefine mobile engagement. Rezolve AI’s AI-driven platform simplifies the purchasing process, providing relevant information and facilitating seamless transactions with a single tap. With a commitment to innovation, we shape the future of digital commerce where technology seamlessly intersects with commerce for the benefit of businesses and consumers. Rezolve AI’s scalable platform offers merchants actionable solutions to engage consumers effectively, managing high traffic volumes and gathering valuable engagement data in real-time.

The company was founded in 2016, is headquartered in London, UK and has offices in: New Delhi, Taipei, Frankfurt, Madrid, Mexico City and Providence, RI.

For more information, please visit www.rezolve.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act and Section 21E of the Exchange Act. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding Rezolve’s plans for its business and platform and plans to operate following the closing of the business combination. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, (1) the outcome of any legal proceedings that may be instituted against Armada, Rezolve Limited, Rezolve or others following in connection with the proposed business combination and any definitive agreements with respect thereto; (3) the ability to meet stock exchange listing standards following the consummation of proposed business combination; (4) the risk that the proposed business combination disrupts current plans and operations of Rezolve as a result of the announcement and consummation of the proposed business combination; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) weakness in the economy, market trends, uncertainty and other conditions in the markets in which Rezolve

Limited or Rezolve operate, and other factors beyond their control, such as inflation or rising interest rates; (9) the possibility that Rezolve Limited, Rezolve or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) additional risks, including those to be included under the header “Risk Factors” in the Registration Statement and those included under the header “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Armada’s Annual Report on Form 10-K for the year ended September 30, 2022 and the Quarterly Reports on Form 10-Q filed by Armada for the quarterly periods ended December 31, 2022 and March 31, 2023. If any of these risks materialize or Armada’s, Rezolve Limited’s or Rezolve’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Armada, Rezolve Limited or Rezolve presently know or that Armada, Rezolve Limited and Rezolve currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Armada’s, Rezolve Limited’s and/or Rezolve’s expectations, plans or forecasts of future events and views as of the date of this press release. Armada, Rezolve Limited and Rezolve anticipate that subsequent events and developments will cause Armada, Rezolve Limited’s and Rezolve’s assessments to change. However, while Armada, Rezolve Limited and Rezolve may elect to update these forward-looking statements at some point in the future, each of Armada, Rezolve Limited, Rezolve and Rezolve Merger Sub specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Armada’s, Rezolve Limited’s and Rezolve’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investor Contact:

Mike Bishop

Bishop IR, LLC

mike@bishopir.com

Media Contact:

Urmee Khan

urmeekhan@rezolve.com

+44-7576-094-040